PRIOR PERIOD ADJUSTMENTS AND RESTATMENT OF REPORTED NET INCOME	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
PRIOR PERIOD ADJUSTMENTS AND RESTATMENT OF REPORTED NET INCOME

NOTE 4: PRIOR PERIOD ADJUSTMENTS AND RESTATEMENT OF REPORTED NET INCOME

The previously issued financial statements for 2010 have been restated. Sales invoiced prior to the end of the year and paid in early 2011 were not reflected on the 2010 financial statements as required by GAAP. The effect of the correction is as follows:

	As Previously Stated	As Restated
Accounts Receivable:	$420	$31,186
Total Current Assets	1,462	32,321
Total Assets:	57,964	88,733
Retained Earnings:	24,823	55,592
Total Liabilities and Retained Earnings:	57,964	88,733

Sales:	88,143	118,909
Total Income	88,143	118,909
Net (Loss) Before Provision for Income Taxes	(47,245)	(16,476)
Net (Loss)	(47,245)	(16,476)

Net (Loss) Per Share	$-	(.01)